Exhibit 10.5

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 21, 2015, among Flowers Foods, Inc., a Georgia corporation (the “Borrower”), the Lenders party hereto, Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”), the Swingline Lender and Issuing Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement referred to below, as amended by this Amendment. References to Sections or Schedules are references to Sections of, or Schedules to, the Credit Agreement, as applicable, unless otherwise stated.

RECITALS

WHEREAS, the parties hereto are parties to a Credit Agreement, dated as of October 24, 2003 (as amended and restated as of May 20, 2011, and as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent, the Swingline Lender and Issuing Lender; and

WHEREAS, the parties hereto desire to amend the Credit Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments and Agreements With Respect to the Credit Agreement.

(a) The definitions of “Applicable Facility Fee Percentage” and “Applicable Margin” appearing in Section 11.01 of the Credit Agreement are hereby amended by replacing in its entirety the first paragraph thereof and the pricing table appearing therein with the following:

“Applicable Facility Fee Percentage” and “Applicable Margin” shall mean (I) from and after the Fourth Amendment Effective Date until the delivery of any certificate in accordance with the first sentence of the following paragraph for any fiscal quarter or fiscal year, as the case may be, of the Borrower ending on or after January 3, 2015, a percentage per annum equal to (x) in the case of the Applicable Facility Fee Percentage, 0.125% and (y) in the case of the Applicable Margin (A) with respect to Loans maintained as Base Rate Loans, 0.125% and (B) with respect to Loans maintained as Eurodollar Loans, 1.125% and (II) from and after each day of delivery of any certificate in accordance with the first sentence of the following paragraph for any fiscal quarter or fiscal year, as the case may be, of the Borrower ending on or after January 3, 2015 (each, a “Start Date”), to and including the applicable End Date described below, (x) the Applicable Facility Fee Percentage and the Applicable Margins for all Revolving Loans shall (subject to any adjustment pursuant to the immediately succeeding paragraph) be those set forth below in the table under the caption “Pricing Table”, in each case opposite the Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

Pricing Table

Leverage Ratio	Applicable Margin for Revolving Loans maintained as Base Rate Loans and Swingline Loans	Applicable Margin for Revolving Loans maintained as Eurodollar Loans	Applicable Facility Fee Percentage
Equal to or less than 0.50:1.00	0.00%	0.70%	0.05%
Greater than 0.50:1.00 but less than or equal to 1.00:1.00	0.00%	0.805%	0.07%
Greater than 1.00:1.00 but less than or equal to 1.50:1.00	0.00%	0.91%	0.09%
Greater than 1.50:1.00 but less than or equal to 1.75:1.00	0.015%	1.015%	0.11%
Greater than 1.75:1.00 but less than or equal to 2.25:1.00	0.125%	1.125%	0.125%
Greater than 2.25:1.00 but less than or equal to 2.75:1.00	0.325%	1.325%	0.175%
Greater than 2.75:1.00	0.50%	1.50%	0.25%

(b) The definition of “Eurodollar Rate” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “; provided further that, if such rate is below zero, the Eurodollar Rate shall be deemed to be zero)” immediately prior to the period (“.”) at the end thereof.

(c) The definition of “Federal Funds Rate” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text “; provided that, if such rate is below zero, the Federal Funds Rate shall be deemed to be zero)” immediately prior to the period (“.”) at the end thereof.

(d) The definition of “Maturity Date” appearing in Section 11.01 of the Credit Agreement is hereby replaced in its entirety with the following:

“Maturity Date” shall mean April 21, 2020 or the applicable anniversary thereof as determined in accordance with Section 3.04.

(e) Section 1.01(b) of the Credit Agreement is hereby amended by inserting the text “; provided that the Borrower shall repay each Swingline Loan in full on the earlier to occur of (i) the date that is five Business Days after such Swingline Loan was incurred by the Borrower and (ii) the Swingline Expiry Date” immediately after the text “(iii) may be repaid and reborrowed in accordance with the provisions hereof”:

(f) Section 4.04 of the Credit Agreement is hereby amended by inserting the following paragraph at the end thereof:

“For purposes of determining withholding Taxes imposed under FATCA, from and after the Fourth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(g) Section 4.04 of the Credit Agreement is hereby amended by replacing all references in that Section to “IRS Form W-8BEN” with references to “IRS Form W-8BEN or W-8BEN-E, as applicable.”

(h) Section 11.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Fourth Amendment” shall mean that certain Fourth Amendment to this Agreement, dated as of April 21, 2015, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” shall mean April 21, 2015.

(i) Schedule 1 to the Credit Agreement is hereby replaced in its entirety with the Schedule 1 attached hereto as Annex I.

(j) Notwithstanding anything to the contrary in this Amendment or the Credit Agreement, all accrued and unpaid interest with respect to the Revolving Loans extended prior to the Fourth Amendment Effective Date shall be calculated at the rates set forth in the definition of “Applicable Margin” without giving effect to the Fourth Amendment.

2. Conditions Precedent to Effectiveness. This Amendment shall become effective on April 21, 2015 (the “Fourth Amendment Effective Date”), if each of the following conditions shall have been satisfied on or prior to such date; provided that if the following conditions are not satisfied by April 21, 2015, this Amendment shall not become effective and shall be of no force or effect with respect to the Credit Agreement:

(i) the Borrower, the Administrative Agent, each Issuing Lender and each other Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile, pdf or other electronic transmission) the same to the Administrative Agent;

(ii) the Administrative Agent shall have received a favorable customary legal opinion of Jones Day, counsel to the Credit Parties, addressed to the Administrative Agent and each of the Lenders party to the Credit Agreement on the Fourth Amendment Effective Date and dated the Fourth Amendment Effective Date covering such matters incidental to this Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request;

(iii) the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of the Credit Agreement and the Credit Documents, in each case as modified by this Amendment, certified as of the Fourth Amendment Effective Date by an Authorized Representative and attested to by another Authorized Representative of the Borrower as being in full force and effect without modification or amendment and (B) good standing certificates for the Borrower from the jurisdiction in which the Borrower is organized;

(iv) all of the representations and warranties made pursuant to Section 3 hereof shall be true and correct in all material respects on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such specified date);

(v) since December 29, 2012, nothing shall have occurred (and neither the Administrative Agent nor the Required Lenders shall have become aware of any facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall determine has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

(vi) no litigation by any entity (private or governmental) shall be pending or threatened in writing with respect to the Credit Agreement, any other Credit Document or any other documentation executed in connection herewith and therewith or the transactions contemplated hereby and thereby, or which the Administrative Agent shall determine has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

(vii) the Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment prior to 10:00 A.M., New York City time, on April 21, 2015 (the “Revolver Consent Deadline”), a non-refundable consent fee payable in Dollars in an amount equal to (a) 0.05% of the Commitment of each such existing Lender in effect as of the Fourth Amendment Effective Date (immediately prior to the effectiveness of this Amendment) and (b) in the case of any Commitment increase of any existing Lender and any Commitment of any new Lender (in each case, in connection with the effectiveness of the Fourth Amendment), the rate separately agreed with such Lender (provided, that none of the fees described in this clause (vii) are in duplication of the fees set forth in the engagement letter dated as of March 24, 2015);

(viii) the Borrower shall have paid reasonable and documented out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to Section 13.01 of the Credit Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent;

(ix) each Foreign Lender (whether previously a Lender under the Credit Agreement or a new Lender) shall have delivered to the Borrower, on or prior to the Fourth Amendment Effective Date, duly completed 2014 versions of IRS Forms W-8BEN-E, W-8ECI or W-8IMY, as applicable (and such additional information and documentation required pursuant to Section 4.04 of the Credit Agreement), evidencing a complete exemption from United States federal income tax withholding, including FATCA withholding, on payments of interest and other withholdable payments under the Loan Documents, and the Borrower shall have confirmed receipt of such forms to the Administrative Agent; and

(x) the Administrative Agent shall have received such other documents, information or agreements regarding the Borrower as the Administrative Agent shall reasonably request.

3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment:

(a) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Borrower;

(b) this Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to general principles of equity;

(c) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such specified date);

(d) no Default or Event of Default has occurred and is continuing;

(e) the Credit Agreement and all other Credit Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to general principles of equity; and

(f) this Amendment (i) does not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with or exemption by, any governmental or public body or authority, or subdivision thereof, (ii) will not violate any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (iii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject and (iv) will not violate any provision of the Certificate or Articles of Incorporation or By-Laws (or equivalent organizational documents) of the Borrower or its Subsidiaries.

4. General Provisions.

(a) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall have the same effect as delivery of a manually executed counterpart of this Amendment.

(c) Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering the remaining provisions hereof invalid, illegal or unenforceable in such jurisdiction and without affecting the validity, legality or enforceability of any provision in any other jurisdiction.

(d) Successors; Assignment. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of each Lender.

(e) Effect on Credit Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(f) Reference to Amendment. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

(g) Effect of Amendment to Schedule I. The Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement, (i) the Borrower shall, in coordination with the Administrative Agent, (x) repay outstanding Revolving Loans of certain of the Lenders whose Commitments are being reduced on the Fourth Amendment Effective Date (the “Reducing Lenders”), and incur additional or new Revolving Loans from certain other Lenders whose Commitments are being increased on the Fourth Amendment Effective Date (the “Increasing Lenders”), to the extent applicable or (y) take such other actions as may be reasonably required by the Administrative Agent (including by requiring new Revolving Loans to be incurred and added to then outstanding Borrowings of the respective Revolving Loans, even though as a result thereof such new Loans (to the extent required to be maintained as Eurodollar Loans) may have a shorter Interest Period than the then outstanding Borrowings of the respective Revolving Loans), in each case, to the extent necessary so that all of the Lenders effectively participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their Percentages (determined after giving effect the Fourth Amendment), (ii) on the Fourth Amendment Effective Date, any Swingline Loan Exposure and Letter of Credit

Exposure of each Lender shall automatically be reallocated among the Lenders in accordance with their respective Percentages (after giving effect to the Fourth Amendment) and each Lender shall be deemed to have assumed or incurred, as applicable, such Swing Line Loans or Letter of Credit Outstandings in order to affect the reallocation described in this clause (ii), and (iii) to the extent Revolving Loans are to be so incurred or added to the then outstanding Borrowings of the respective Revolving Loans which are maintained as Eurodollar Loans, the Increasing Lenders that have made such Loans shall be entitled to receive from the Borrower such amounts, as reasonably determined by the respective Increasing Lenders, to compensate them for funding the various Revolving Loans during an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon rates then applicable thereto). All determinations by any Lender pursuant to clause (ii) of the preceding sentence shall, absent manifest error, be final and conclusive and binding on all parties hereto.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first set forth above.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name:	R. Steve Kinsey
Title:	EVP & CFO

Signature Page to Flowers Fourth Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Swingline Lender, Issuing Lender, and a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By:	/s/ David Catherall, as a Lender
Name:	David Catherall
Title:	Managing Director, Bank of America, N.A.

[If second signature line is necessary]

By:	, as a Lender
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Branch Banking and Trust Company, as a Lender

By:	/s/ Bradley B. Sands,
Name:	Bradley B. Sands
Title:	Assistant Vice President

[If second signature line is necessary] as a Lender

By:	,
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

PNC Bank, National Association

By:	/s/ Susan J. Dimmick, as a Lender
Name:	Susan J. Dimmick
Title:	Managing Director

[If second signature line is necessary]

By:	, as a Lender
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch as a Lender

By:	/s/ Theodore W. Cox,
Name:	Theodore W. Cox
Title:	Executive Director

By:	/s/ Stewart Kalish,
Name:	Stewart Kalish
Title:	Executive Director

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Regions Bank as a Lender

By:	/s/ J. Ryan Hammack,
Name:	J. Ryan Hammack
Title:	VP

[If second signature line is necessary] as a Lender

By:	,
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEWYORK BRANCH, AS ADMINISTRATIVE AGENT

Northern Trust Company, as a Lender

By:	/s/ Kathryn Reuther
Name:	Kathryn Reuther
Title:	SVP

[If second signature line is necessary]

By:	,
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Anthony Pistilli
Name:	Anthony Pistilli
Title:	Authorized Signatory

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

SunTrust Bank, as a Lender

By:	/s/ Tesha Winslow,
Name:	Tesha Winslow
Title:	Director

Signature Page to Flowers Fourth Amendment to Credit Agreement

Wells Fargo Bank, N.A. as a Lender

By:	/s/ Thomas Forsberg
Name:	Thomas Forsberg
Title:	Senior Vice President

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

AgFirst Farm Credit Bank, as a Lender
	By	/s/ Steven J O’Shea
	Name:	Steven J O’Shea
	Title:	Vice President

[If second signature line is necessary]

By:	, as a Lender
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By:	/s/ Natalya Rivkin, as a Lender
CoBank, ACB
Name:	Natalya Rivkin
Title:	Vice President

[If second signature line is necessary]

By:	, as a Lender
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Farm Credit Services of America, PCA, as a Lender

By:	/s/ Curt A. Brown
Name:	Curt A. Brown
Title:	Vice President

[If second signature line is necessary]

By:	, as a Lender
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG FLOWERS FOODS, INC., EACH LENDER PARTY HERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By:	GreenStone Farm Credit Services, ACA/FLCA,
as a Lender
Name:	Curtis Flammini
Title:	Vice President

/s/ Curtis Flammini

[If second signature line is necessary]

By:	, as a Lender
Name:
Title:

Signature Page to Flowers Fourth Amendment to Credit Agreement

Execution Copy

Annex I

Schedule I

Lender	Commitment
Deutsche Bank AG New York Branch	$49,500,000
Bank of America, N.A.	$43,500,000
Branch Banking and Trust Company	$43,500,000
PNC Bank, National Association	$43,500,000
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “Rabobank Nederland”, New York Branch	$43,500,000
Regions Bank	$43,500,000
Northern Trust Company	$34,500,000
RBC Bank (USA)	$34,500,000
SunTrust Bank	$34,500,000
Wells Fargo Bank, National Association	$34,500,000
AgFirst Farm Credit Bank	$23,750,000
CoBank, ACB	$23,750,000
Farm Credit Services of America, PCA	$23,750,000
GreenStone Farm Credit Services, FLCA/ACA	$23,750,000

Total	$500,000,000